Exhibit 4.1

COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY JERSEY CITY, NJ TRANSFER AGENT BY: AUTHORIZED OFFICER THIS CERTIFIES THAT: IS THE OWNER OF NUMBER SHARES DATED: SEE REVERSE FOR CERTAIN DEFINITIONS PROOF CC INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO C O M M O N S H A R E S transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Ohio, and to the Articles of Incorporation and Regulations of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. CUSIP 20367Q 10 7 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE PER SHARE, OF COMMUNITY CHOICE FINANCIAL INC. SENIOR VICE PRESIDENT AND SECRETARY SENIOR VICE PRESIDENT AND TREASURER

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM. COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com Community Choice Financial Inc. The express terms and provisions, including conditions of transfer, of the Common Shares may be found in the Corporation’s Articles of Incorporation, a copy of which will be sent to each shareholder without charge within five days after receipt of written request therefor. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.